EXHIBIT 32.02

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2018 (“Form 10-Q”), I, Patrick M. Hogan, Senior Vice President, Electric Operations of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ PATRICK M. HOGAN
Patrick M. Hogan
Senior Vice President, Electric Operations

November 5, 2018

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2018 (“Form 10-Q”), I, Steven E. Malnight, Senior Vice President, Energy Supply and Policy of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ STEVEN E. MALNIGHT
Steven E. Malnight
Senior Vice President, Energy Supply and Policy

November 5, 2018

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2018 (“Form 10-Q”), I, Jesus Soto, Jr., Senior Vice President, Gas Operations of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ JESUS SOTO, Jr.
Jesus Soto, Jr.
Senior Vice President, Gas Operations

November 5, 2018

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended September 30, 2018 (“Form 10-Q”), I, David S. Thomason, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Chief Financial Officer and Controller

November 5, 2018